UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2024, Lifecore Biomedical. Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on October 4, 2024, the record date for the Annual Meeting (the “Record Date”), there were (i) 36,855,072 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting, (ii) 44,067 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) outstanding, (iii) 44,067 shares of Series A Preferred Stock entitled to vote on the Series A Preferred Director (as defined below), and (iv) 44,067 shares of Series A Preferred Stock entitled to vote on an as-converted basis (voting together with the holders of shares of Common Stock as one class), subject to the applicable conversion limits, on the other applicable nominees and proposals (representing, on an as-converted basis, the equivalent of 5,889,404 shares of Common Stock). The three proposals presented to the stockholders of the Company at the Annual Meeting were:

(1)To elect five director nominees to serve for a term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified, with four such nominees to be elected by holders of Common Stock and holders of the Series A Preferred Stock, voting together as a single class, and one nominee to be elected solely by holders of the Series A Preferred Stock (the latter, the “Series A Preferred Director”).
(2)To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 25, 2025.
(3) To approve a non-binding advisory proposal on the executive compensation of the Company’s named executive officers.

1. Stockholders elected five director nominees and the voting results were as follows:

Directors Elected by All Stockholders	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Matthew Korenberg	23,645,673	191,321	12,392	7,498,295
Humberto Antunes	23,712,493	124,501	12,392	7,498,295
Nelson Obus	21,721,070	2,115,224	13,092	7,498,295
Katrina Houde	20,973,514	2,827,981	47,891	7,498,295

Director Elected by the Series A Preferred Stockholders	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Christopher Kiper	34,970	—	—	—

As a result of the foregoing voting results, each of the foregoing directors was appointed to the Board of Directors of the Company to serve for a term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified, with four such nominees elected by holders of Common Stock and holders of the Series A Preferred Stock, voting together as a single class, and the Series A Preferred Director elected solely by holders of the Series A Preferred Stock.

2. Stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 25, 2025, with votes as follows:

For	Against	Abstain
31,279,291	29,609	38,781

3. Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker Non-Votes
23,645,284	163,003	41,099	7,498,295

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer